UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 1, 2005
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales              0-30364                   Not applicable
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


        One Heathrow Boulevard, 286 Bath Road,
       West Drayton, Middlesex, United Kingdom                    UB7 0DQ
       (Address of principal executive offices)                  (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On November 1, 2005, Dr. Abe Peled, President and Chief Executive Officer of NDS Group plc ("the Company"), and Alex Gersh, Chief Financial Officer of the Company, hosted a conference call to discuss the Company's unaudited earnings for the quarter ended September 30, 2005, the first quarter of its current fiscal year. A transcript of the conference call is attached hereto as Exhibit 99 and is hereby incorporated by reference.










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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 3, 2005                                 NDS Group plc


                                                By:    /s/ A Gersh
                                                       -------------------------

                                                       Alexander Gersh
                                                       Chief Financial Officer









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Exhibit Index

        Exhibit Number                    Description

        99                                Transcript of conference call held on
                                          November 1, 2005









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